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                                                                   EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 2 to Registration Statement No. 333-36685 of Thoratec Laboratories Corporation on Form S-3 of our report dated February 14, 1997 appearing in the Prospectus, which is a part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.



Deloitte & Touche LLP
San Francisco, California
October 31, 1997